                                                                  EXECUTION COPY

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement"), is dated and effective as of March 8, 2006, between Bear Stearns Commercial
Mortgage, Inc. ("BSCMI"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Mortgage Loan Seller"), and
Bear Stearns Commercial Mortgage Securities II Inc. ("BSCMSII"), as purchaser
(in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

            BSCMI desires to sell, assign, transfer, set over and otherwise convey to BSCMSII, without recourse, representation or warranty, other than as set forth herein, and BSCMSII desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans
(collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

            BSCMSII intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans and certain other commercial and multifamily mortgage loans (collectively, the "Trust Mortgage Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the
"Certificates"). Certain classes of the Certificates will be rated by Fitch,
Inc. and Standard & Poor's Ratings Services, a division of The McGraw Hill
Companies, Inc. (together, the "Rating Agencies"). Certain classes of the
Certificates (the "Registered Certificates") will be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of March 1, 2006 (the "Pooling and Servicing
Agreement"), among BSCMSII, as depositor (in such capacity, the "Depositor"),
Prudential Asset Resources, Inc., as a master servicer (in such capacity, a
"Master Servicer"), Wells Fargo Bank, National Association, as a master servicer
(in such capacity, a "Master Servicer"), as certificate administrator (in such capacity, the "Certificate Administrator") and as tax administrator (in such capacity, the "Tax Administrator"), ARCap Servicing, Inc., as special servicer
(the "Special Servicer"), and LaSalle Bank National Association, as trustee (the
"Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that BSCMSII will transfer the Mortgage Loans to the
Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

            BSCMSII intends to sell the Registered Certificates to Bear, Stearns
& Co. Inc. ("BSC") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"; and
together with BSC in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among BSCMSII and the Underwriters; and BSCMSII intends to sell the remaining
Certificates (the "Non-Registered Certificates") to BSC and Morgan Stanley
(together in such capacities, the "Initial Purchasers") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase
Agreement"), among BSCMSII and

the Initial Purchasers. The Registered Certificates are more fully described in the prospectus dated December 1, 2005 (the "Base Prospectus"), and the supplement to the Base Prospectus dated March 8, 2006 (the "Prospectus
Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered
Certificates are more fully described in the private placement memorandum dated the date hereof (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            BSCMI will indemnify the Depositor, the Underwriters, the Initial
Purchasers and certain related parties with respect to the disclosure regarding the Mortgage Loans that is contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the
Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the "Indemnification Agreement"), among the Depositor, the Underwriters and the Initial Purchasers.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the
Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on March 21, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $741,793,457, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be
$728,466,187.36, which purchase price excludes accrued interest and applicable deal expenses. The Purchaser shall pay such purchase price, plus interest accrued on the Mortgage Loans from the Cut-off Date to the Closing Date and any applicable deal expenses, to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a)     Effective as of the Closing Date, subject only to receipt
of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller's obligations set forth herein, the Mortgage Loan
Seller does hereby sell, assign, transfer, set over and otherwise convey to the
Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage
Files and Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such
Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any related Additional
Collateral). The Purchaser shall be entitled to receive

all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective
Cut-off Dates, which shall belong to the Mortgage Loan Seller). In no event, however, shall such conveyance and assignment constitute or be construed as an assumption by the Purchaser of, in the case of any Mortgage Loan that is part of a Mortgage Loan Group, any obligation or liability that is imposed only on the initial holder of such Mortgage Loan under the terms of the related Mortgage
Loan Group Intercreditor Agreement.

            After the Mortgage Loan Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the
Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

            (b)     The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller's right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is
not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then:
(i) this Agreement shall constitute a security agreement under applicable law;
(ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due and payable on such Mortgage
Loans on or prior to their respective Cut-Off Dates or, in the case of a
Replacement Pooled Mortgage Loan, on or prior to the related date of substitution); (iii) the assignment by BSCMSII to the Trustee of its interests in the Mortgage Loans as contemplated by Section 15 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Trustee or its agent) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and
Servicing Agreement.

            (c)     In connection with the Mortgage Loan Seller's assignment
pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the
Trustee or a Custodian appointed thereby, on or before the Closing Date, the
Mortgage Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of "Mortgage File", and on or before the date that is 45 days following the Closing Date, the remainder of the
Mortgage File for each Mortgage Loan and any Additional Collateral (other than original Letters of Credit and Reserve Funds, which shall be transferred to the
Trustee or to the applicable Master Servicer) for each Mortgage Loan.
Notwithstanding the preceding sentence, if the Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any
Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan), the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vii) and (ix)(A) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be)
thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then (subject to the obligation of the Mortgage Loan
Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the
Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage
Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller or title agent as being a copy of the document deposited for recording or filing and (in the case of such clause (ii)) accompanied by an Officer's Certificate of the Mortgage Loan Seller
or a statement from the title agent to the effect that such original Mortgage has been sent to the appropriate public recording official for recordation, has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, and if the Mortgage
Loan Seller cannot or does not so deliver, or cause to be delivered, as to any
Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan), the original of any of the documents and/or instruments referred to in clauses (iv) and (ix)(B) of the definition of
"Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then (subject to the obligation of the
Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller, a title agent or a recording or filing agent as being a copy of the document deposited for recording or filing and accompanied by an Officer's Certificate of the Mortgage
Loan Seller or a statement from the title agent that such document or instrument has been sent to the appropriate public recording official for recordation
(except that such certification shall not be required if the Trustee is responsible for recordation of such document or instrument under the Pooling and
Servicing Agreement and the Mortgage Loan Seller has delivered the original unrecorded document or instrument to the

Trustee on or before the date that is 45 days following the Closing Date), has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. In addition, with respect to each Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan) under which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Mortgage Loan
Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee the Mortgage Loan Seller's rights as the beneficiary thereof and drawing party thereunder. Furthermore, with respect to each Mortgage Loan, if any, as to which there exists a secured creditor impaired property insurance policy or pollution limited liability environmental impairment policy covering the related Mortgaged
Property, the Mortgage Loan Seller shall cause such policy, within a reasonable period following the Closing Date, to inure to the benefit of the Trustee for the benefit of the Certificateholders (if and to the extent that it does not by its terms automatically inure to the holder of such Mortgage Loan). For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

            (d)     As soon as reasonably possible, and in any event within 45 days after the later of (i) the Closing Date (or in the case of a Replacement
Pooled Mortgage Loan substituted as contemplated by Section 2.03 of the Pooling and Servicing Agreement, after the related date of substitution) and (ii) the date on which all recording information necessary to complete the subject document is received by the Mortgage Loan Seller, the Mortgage Loan Seller shall complete (to the extent necessary), and shall submit for recording or filing, as the case may be, including via electronic means, if appropriate, in or with the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases
(except, in each case, with respect to any Mortgage or Assignment of Leases that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each assignment of UCC Financing Statement (except with respect to any UCC Financing Statement that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (ix)(B)
of the definition of "Mortgage File" in the Pooling and Servicing Agreement.
Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or Mortgage Loan Seller's designee following recording, and each such assignment of UCC Financing Statement shall reflect that the file copy thereof or an appropriate receipt therefor, as applicable, should be returned to the Trustee or Mortgage Loan Seller's designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
Leases the Trustee shall obtain therefrom a copy of the recorded original. If the Mortgage Loan Seller's designee has been appointed to receive such assignment or such UCC Financing Statement following filing with the public recording office, the Mortgage Loan Seller's designee shall, within a reasonable time period, deliver such assignment or such UCC Financing Statement to the
Trustee. If the Mortgage Loan Seller receives written notice that any assignment or other instrument of transfer with respect to the Mortgage Loans is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may

be. The Mortgage Loan Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage
Loans that are required to be recorded or filed, as the case may be, under the
Pooling and Servicing Agreement; provided that the Mortgage Loan Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related
Borrowers have agreed to pay.

            (e)     In connection with the Mortgage Loan Seller's assignment
pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the date that is 45 days after the
Closing Date, in the case of the items in clause (i) below, and 20 days after the Closing Date, in the case of the items in clause (ii) below, the following items (except to the extent that any of the following items are to be retained by a Primary Servicer or Sub-Servicer that will continue to act on behalf of the applicable Master Servicer as contemplated by the Pooling and Servicing
Agreement and a Primary Servicing Agreement or Sub-Servicing Agreement and
except to the extent that any of the following items relate to any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, insurance policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan in the possession or under the control of the Mortgage Loan Seller that relate to the
Mortgage Loans transferred by it to the Purchaser and, to the extent that any original documents are not required to be a part of a Mortgage File for any such
Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (ii) all unapplied Reserve
Funds and Escrow Payments in the possession or under the control of the Mortgage
Loan Seller that relate to the Mortgage Loans.

            (f)     Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage
Loan Seller shall cause all of its records to reflect such transfer as a sale
(as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller.

            (g)     The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and
Servicing Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence
Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the
Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations and warranties made pursuant to Section 4, except as expressly set forth in Section
5.

            SECTION 4. Representations, Warranties and Covenants of the Mortgage
Loan Seller and the Purchaser.

            (a)     The Mortgage Loan Seller hereby makes, as of the Closing
Date (and, in connection with any replacement of a Defective Mortgage Loan (as defined in Section 4(d) hereof) with one or more Replacement Mortgage Loans
(also as defined in Section 4(d) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage
Loan Seller, each of the representations and warranties set forth in Exhibit
B-2.

            (b)     The Mortgage Loan Seller hereby makes, as of the Closing
Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

            (c)     The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of BSCMSII only, that the Mortgage
Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor, the Underwriters and the Initial Purchasers)
who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

            (d)     The Mortgage Loan Seller hereby represents and warrants that the information set forth in the Prospectus Supplement complied with the disclosure requirements of Regulation AB that arise from its role as
"originator" (or from the role of any third party as "originator" of any
Mortgage Loan for which the Mortgage Loan Seller was not the originator) and
"sponsor" in connection with the issuance of the Registered Certificates.

            (e)     For so long as the Trust is subject to the reporting
requirements of the Exchange Act, the Mortgage Loan Seller hereby agrees to provide the Purchaser (or with respect to any Serviced Non-Pooled Pari Passu
Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Certificate Administrator with any Additional
Form 10-D Disclosure and any Additional Form 10-K Disclosure opposite which
"Pooled Mortgage Loan Seller" is set forth on Schedule IX and Schedule X to the
Pooling and

Servicing Agreement within the time periods and in accordance with the provisions set forth in the Pooling and Servicing Agreement.

            (f)     The Mortgage Loan Seller hereby agrees that it shall be
deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement
Mortgage Loan") that is substituted for a Defective Mortgage Loan, by the
Mortgage Loan Seller pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes. A
"Defective Mortgage Loan" is any Mortgage Loan as to which there is an unremedied Material Breach or Material Document Defect.

            (g)     It is understood and agreed that the representations and
warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

            SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

            (a)     The Mortgage Loan Seller shall, not later than 90 days from discovery by the Mortgage Loan Seller, or the receipt by the Mortgage Loan
Seller of notice, of any Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document
Defect, as the case may be, related to whether such Mortgage Loan is, or as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that the
Mortgage Loan Seller discovered or received prompt written notice thereof, within 90 days after any earlier discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Breach or Material
Document Defect, as the case may be) (such 90-day period, in any case, the
"Initial Resolution Period"), correct or cure such Material Document Defect or
Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that if the
Mortgage Loan Seller certifies to the Trustee in writing (i) that such Material
Document Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the
case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Document Defect or Material
Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Document
Defect or Material Breach, as the case may be, during the applicable Initial
Resolution Period, and (iv) that such Mortgage Loan Seller anticipates that such
Material Document Defect or Material Breach, as the case may be, will be cured within an additional 90-day period (such additional 90-day period, the
"Resolution Extension Period"), then the Mortgage Loan Seller shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure (or, upon failure to complete such correction or cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu of repurchasing the affected Mortgage Loan as contemplated above (but, in any event, no later than such repurchase would have to have been completed), such Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that

holds the affected Mortgage Loan (or during the two-year period following such
Startup Day if the affected Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury regulation section
1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying
Substitute Mortgage Loans and to pay a cash amount equal to the applicable
Substitution Shortfall Amount. The parties hereto agree that delivery by the
Trustee (or a Custodian on its behalf) of a certification or schedule of exceptions to the Mortgage Loan Seller pursuant to the Pooling and Servicing
Agreement shall not in and of itself constitute delivery of notice of any
Material Document Defect or knowledge of the Mortgage Loan Seller of any
Material Document Defect therein. If any Mortgage Loan is to be repurchased or replaced as contemplated by this subsection, the Purchaser or its designee shall be entitled to designate the account to which funds in the amount of the applicable Purchase Price or Substitution Shortfall Amount (as the case may be)
are to be wired. Any such repurchase or replacement of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding this subsection, the absence from the Mortgage File, (i) on the Closing Date of the Mortgage Note (or
a lost note affidavit and indemnity with a copy of the Mortgage Note) and (ii)
by the first anniversary of the Closing Date of originals or copies of the following documents (without the presence of any factor that reasonably mitigates such absence, non-conformity or irregularity) or of any Specially
Designated Mortgage Loan Document shall be conclusively presumed to be a
Material Document Defect and shall obligate the Mortgage Loan Seller to cure such Material Document Defect, or, failing that, repurchase the related Mortgage
Loan or REO Mortgage Loan, all in accordance with the procedures set forth herein: (a) the Mortgage and any separate Assignment of Leases as described by clauses (ii) and (iii) of the definition of "Mortgage File"; (b) the title insurance policy as described in clause (viii) of the definition of "Mortgage
File" (or, if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such Mortgage Loan, interim binder or the pro forma title insurance policy, in each case evidencing a binding commitment to issue such policy); or (c) the assignment of Mortgage (and any separate Assignment of Leases) as described by clause (iv) of the definition of "Mortgage File". For purposes of this paragraph, the relevant definition of
"Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

                  The remedies provided for in this subsection with respect to any Material Document Defect or Material Breach with respect to any
      Mortgage Loan shall apply to the related REO Property.

                  If (x) a Defective Mortgage Loan is to be repurchased or
      replaced as described above, (y) such Defective Mortgage Loan is part of a
      Cross-Collateralized Group and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to the other Mortgage Loan(s) that are a part of such Cross-Collateralized Group (the "Other Crossed Loans") (without regard to this paragraph), then the applicable Document Defect or Breach
      (as the case may be) shall be deemed to constitute a Material Document
      Defect or Material Breach (as the case may be) as to each such Other
      Crossed Loan for purposes of the above provisions, and the Mortgage Loan
      Seller shall be obligated to repurchase or replace each such Other Crossed
      Loan in accordance with the provisions above unless, in the case of such
      Breach or Document Defect:

                    (A)   the Mortgage Loan Seller (at its expense) delivers or
            causes to be delivered to the Trustee an Opinion of Counsel to the effect that its repurchase of only those Mortgage Loans as to which a Material Breach has actually occurred without regard to the provisions of this paragraph (the "Affected Loan(s)") and the operation of the remaining provisions of this Section 5(a) will not result in an Adverse REMIC Event with respect to any REMIC Pool, or an Adverse Grantor Event with respect to either Grantor Trust Pool, under the Pooling and Servicing Agreement; and

                    (B)   both of the following conditions would be satisfied if
            the Mortgage Loan Seller were to repurchase or replace only the
            Affected Loans and not the Other Crossed Loans:

                          (i)     the debt service coverage ratio for all such
                  Other Crossed Loan (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the least of (A) 0.10x below the debt service coverage ratio for the Cross-Collateralized Group
                  (including the Affected Loan(s)) set forth in Appendix B to the Prospectus Supplement, (B) the debt service coverage ratio for the Cross-Collateralized Group (including the Affected
                  Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement and (C) 1.25x; and

                          (ii)    the loan-to-value ratio for the Other Crossed
                  Loans is not greater than the greatest of (A) the
                  loan-to-value ratio, expressed as a whole number (taken to one decimal place), for the Cross-Collateralized Group (including the Affected Loan(s)) set forth in Appendix B to the
                  Prospectus Supplement plus 10%, (B) the loan-to-value ratio for the Cross-Collateralized Group (including the Affected
                  Loan(s)) at the time of repurchase or replacement, and (C)
                  75%.

                  The determination of the applicable Master Servicer as to
      whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable
      Master Servicer will be entitled to cause to be delivered, or direct the
      Mortgage Loan Seller to (in which case the Mortgage Loan Seller shall)
      cause to be delivered, to the applicable Master Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the Mortgage Loan Seller if the scope and cost of the Appraisal is approved by the Mortgage Loan Seller and the
      Controlling Class Representative (such approval not to be unreasonably withheld in each case).

                  With respect to any Defective Mortgage Loan that forms a part of a Cross-Collateralized Group and as to which the conditions described in the preceding paragraph are satisfied, such that the Trust Fund will continue to hold the Other Crossed Loans, the Mortgage Loan Seller and the
      Purchaser agree to forbear from enforcing any remedies against the other's
      Primary Collateral but each is permitted to exercise remedies against the Primary Collateral securing its respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Affected
      Loan(s) still held by the Trustee, so long as such exercise does not impair the ability of the Mortgage Loan Seller to exercise its remedies against its Primary Collateral. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the Affected Loan or the Other Crossed Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the Mortgage Loan Documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the Cross-Collateralized Loans shall be allocated between the Mortgage Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated
      Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Borrowers set forth on Schedule V to the Pooling and Servicing Agreement are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Borrower's consent.

                  All costs and expenses incurred by the Trustee and the
      applicable Master Servicer with respect to any Cross-Collateralized Group pursuant to the preceding paragraph shall be included in the calculation of Purchase Price for the Affected Loan(s) to be repurchased or replaced.

            (b)     Whenever one or more Replacement Mortgage Loans are
substituted for a Defective Mortgage Loan by the Mortgage Loan Seller as
contemplated by this Section 5, upon direction by the applicable Master
Servicer, the Mortgage Loan Seller shall deliver to the Trustee the related
Mortgage File and a certification to the effect that such Replacement Mortgage
Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage
Loan". No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a
Replacement Mortgage Loan, in which case, absent a cure of the relevant Material
Breach or Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage
Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the applicable Master Servicer to the Mortgage Loan Seller promptly following receipt.

            If any Mortgage Loan is to be repurchased or replaced by the
Mortgage Loan Seller as contemplated by this Section 5, upon direction by the applicable Master Servicer, the Mortgage Loan Seller shall amend the Mortgage
Loan Schedule to reflect the removal of any

Deleted Mortgage Loan and, if applicable, the substitution of the related
Replacement Mortgage Loan(s) and deliver or cause the delivery of such amended
Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement.
Upon any substitution of one or more Replacement Mortgage Loans for a Deleted
Mortgage Loan, such Replacement Mortgage Loan(s) shall become part of the Trust
Fund and be subject to the terms of this Agreement in all respects.

            (c)     Upon the date when the full amount of the Purchase Price or
Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by the related Mortgage Loan Seller as contemplated by this Section 5 has been deposited in the account designated therefor by the
Purchaser (or the applicable Master Servicer on its behalf), and further, if applicable, upon receipt by the Purchaser (or the Trustee or a Custodian appointed thereby) of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Mortgage Loan Seller, the Purchaser (or the Trustee) shall (i)
release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Purchaser (or the Trustee) for the Deleted Mortgage
Loan to the Mortgage Loan Seller or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the
Mortgage Loan Seller or its designee the ownership of the Deleted Mortgage Loan, and the Purchaser (or the applicable Master Servicer on its behalf) shall notify the affected Borrowers of the transfers of the Deleted Mortgage Loan(s) and any
Replacement Mortgage Loan(s). In connection with any such repurchase or substitution by the Mortgage Loan Seller, each of the applicable Master Servicer and the Special Servicer (or other servicing agent for the Purchaser) shall deliver to the Mortgage Loan Seller or its designee any portion of the related
Servicing File, together with any Escrow Payments, Reserve Funds and Additional
Collateral, held by or on behalf of such Master Servicer or the Special Servicer
(or other servicing agent for the Purchaser), as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Mortgage Loan
Seller.

            (d)     It is understood and agreed that the obligations of the
Mortgage Loan Seller set forth in this Section 5 to cure a Material Breach or a
Material Document Defect, or to repurchase or replace the related Defective
Mortgage Loan(s), constitute the sole remedies available to the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

            Notwithstanding the foregoing, to the extent (but only to the extent) that (A) the Mortgage Loan Seller represents in the representation and warranty set forth in the final sentence of paragraph 23 or the representation and warranty set forth in the final sentence of paragraph 29 of Exhibit C attached hereto that the Borrower under a Mortgage Loan is required to pay, or that the lender is entitled to charge the Borrower for, a cost or expense described in such sentence, (B) such representation and warranty is untrue with respect to such cost or expense, (C) the Purchaser actually incurs such cost or such expense, (D) the Purchaser (or a Person acting on behalf of the Purchaser)
exercises efforts consistent with the Servicing Standard and the related
Mortgage Loan Documents to collect such cost or expense from the Borrower and
(E) the Borrower does not pay such cost or expense at or before the conclusion of the efforts described

in the preceding clause (D), then the Mortgage Loan Seller hereby covenants and agrees (it being the intention of the parties that all, and not less than all, of the conditions described in the preceding clauses (A), (B), (C), (D) and (E)
shall be precedent to such covenant and agreement) to pay such cost or expense within 90 days following a direction by the Purchaser (or a Person acting on behalf of the Purchaser) to do so. Also notwithstanding the foregoing, the remedy described in the immediately preceding sentence shall constitute the sole remedy available to the Purchaser, the Certificateholders or the Trustee on
behalf of the Certificateholders with respect to any breach of any representation described in clause (A) of the immediately preceding sentence, the Mortgage Loan Seller shall not otherwise have any obligation to cure such a breach and the Mortgage Loan Seller shall not have any obligation to repurchase or replace the affected Mortgage Loan.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

            The Closing shall be subject to each of the following conditions:

                          (i)     All of the representations and warranties of
                  the Mortgage Loan Seller made pursuant to Section 4 of this
                  Agreement shall be true and correct in all material respects as of the Closing Date;

                          (ii)    All documents specified in Section 7 of this
                  Agreement (the "Closing Documents"), in such forms as are
                  agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan
                  Seller hereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                          (iii)   The Mortgage Loan Seller shall have delivered
                  and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto
                  pursuant to Section 2 of this Agreement;

                          (iv)    The result of any examination of the Mortgage
                  Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the
                  Purchaser in its reasonable determination;

                          (v)     All other terms and conditions of this
                  Agreement required to be complied with on or before the
                  Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

                          (vi)    The Mortgage Loan Seller shall have paid all
                  fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

                          (vii)   the Mortgage Loan Seller shall have received
                  the purchase price for the Mortgage Loans, as contemplated by
                  Section 1; and

                          (viii)  Neither the Underwriting Agreement nor the
                  Certificate Purchase Agreement shall have been terminated in accordance with its terms.

                  Each of the parties agrees to use their commercially
      reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial
Purchasers and the Rating Agencies (collectively, the "Interested Parties"), and upon which the Interested Parties may rely:

                          (i)     This Agreement, duly executed by the Purchaser
                  and the Mortgage Loan Seller;

                          (ii)    Each of the Pooling and Servicing Agreement
                  and the Indemnification Agreement, duly executed by the
                  respective parties thereto;

                          (iii)   An Officer's Certificate substantially in the
                  form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon
                  which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the
                  Mortgage Loan Seller authorizing the Mortgage Loan Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

                          (iv)    A certificate of good standing with respect to
                  the Mortgage Loan Seller issued by the Secretary of State of the State of New York not earlier than 60 days prior to the
                  Closing Date, and upon which the Interested Parties may rely;

                          (v)     A Certificate of the Mortgage Loan Seller
                  substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the
                  Mortgage Loan Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely;

                          (vi)    The written opinion of in-house counsel for
                  the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

                          (vii)   A written opinion of Cadwalader, Wickersham &
                  Taft LLP, special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3B hereto (with such additions, deletions or
                  modifications as may be required by either Rating Agency);

                          (viii)  A letter from Cadwalader, Wickersham & Taft
                  LLP, special counsel for the Mortgage Loan Seller, dated the
                  Closing Date and addressed to BSCMSII and the Underwriters, which letter shall be substantially in the form of Exhibit
                  D-3C hereto;

                          (ix)    copies of all other opinions rendered by
                  counsel for the Mortgage Loan Seller to the Rating Agencies in
                  connection with the transactions contemplated by this
                  Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans
                  hereunder as a true sale, with each such opinion to be
                  addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

                          (x)     One or more comfort letters from Deloitte &
                  Touche LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement, the Prospectus
                  Supplement and the Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested
                  Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by BSCMSII or the Underwriters, as applicable, all of which shall be
                  described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus
                  Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary
                  Prospectus Supplement, the Prospectus Supplement and the
                  Memorandum, respectively, and found each such number and
                  percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations; and

                          (xi)    Such further certificates, opinions and
                  documents as the Purchaser may reasonably request or any
                  Rating Agency may require.

            SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date.

            SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 383
Madison Avenue, New York, New York 10179, Attention: J. Christopher Hoeffel,
Senior Managing Director, Commercial Mortgage Department (with copies to the attention of Joseph T. Jurkowski, Jr., Managing Director, Legal Department), or
such other address as may be designated by the Purchaser to the Mortgage Loan
Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage
Loan Seller at 383 Madison Avenue, New York, New York 10179, Attention: J.
Christopher Hoeffel, Senior Managing Director, Commercial Mortgage Department
(with copies to the attention of Joseph T. Jurkowski, Jr., Managing Director,
Legal Department), or such other address as may be designated by the Mortgage
Loan Seller to the Purchaser in writing.

            SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the
Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Mortgage Loan Seller, without the consent of the Mortgage Loan Seller.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Mortgage Loan Seller to BSCMSII and by BSCMSII to the
Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Governing Law; Consent to Jurisdiction; Waiver of Trial
by Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND
TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO
MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL
CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE
EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT
IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN
OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY
LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED
UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

            SECTION 14. Further Assurances. The Mortgage Loan Seller and the
Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this
Agreement.

            SECTION 15. Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the
Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan
Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, BSCMSII is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

            SECTION 16. Information. The Mortgage Loan Seller shall provide the
Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i)
customary in commercial

mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

            SECTION 17. Cross-Collateralized Mortgage Loans. Notwithstanding
anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage
Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized, if identified as such on the Mortgage Loan Schedule.
For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 17 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing
Agreement, shall be interpreted in a manner consistent with this Section 17. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such
Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such
Cross-Collateralized Group shall be deemed an inclusion of such original in the
Mortgage File for each such Mortgage Loan.

            SECTION 18. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  BEAR STEARNS COMMERCIAL MORTGAGE, INC.

                                  By: /s/ Richard A. Ruffer Jr.
                                      --------------------------------------
                                      Name:   Richard A. Ruffer Jr.
                                      Title:  Managing Director

                                  BEAR STEARNS COMMERCIAL
                                      MORTGAGE SECURITIES II INC.

                                  By: /s/ Richard A. Ruffer Jr.
                                      --------------------------------------
                                      Name:   Richard A. Ruffer Jr.
                                      Title:  Vice President

                                    EXHIBIT A

                     SCHEDULE OF BSCMI POOLED MORTGAGE LOANS

                                     Ex. A-1

ID   SELLER LOAN NUMBER  PROPERTY NAME                        LOAN GROUP  ADDRESS                                     CITY
---  ------------------  -----------------------------------  ----------  ----------------------------------  ----------------------

  1         44290        Soho/Tribeca Grand Portfolio             1       Various                             New York
1-a         44290        Soho Grand                                       310 West Broadway                   New York
1-b         44290        Tribeca Grand                                    2 Avenue of the Americas            New York
  2         45588        Investcorp Retail Portfolio 1            1       Various                             Various
2-a         45588        Coldwater Crossing                               5300 Coldwater Rd                   Fort Wayne
2-b         45588        Tuttle Crossing                                  5700 Britton Parkway                Dublin
2-c         45588        Western Hills Marketplace                        5555 Glenway Avenue                 Cincinnati
2-d         45588        Tri County Marketplace                           11755 Princeton Pike                Springdale
  3         46257        Investcorp Retail Portfolio 2            1       Various                             Various
3-a         46257        Taylor Square                                    2793 Taylor Rd                      Reynoldsburg
3-b         46257        Governors Plaza                                  9201 Fields Ertel Road              Cincinnati
3-c         46257        Kings Mall II                                    9950 Kings Auto Mall Road           Mason
3-d         46257        Montgomery Crossing                              9450 Fields Ertel Road              Cincinnati
  4         45959        SBC - Hoffman Estates                    1       2000 West SBC Center Drive          Hoffman Estates
  5         45024        Alexandria Portfolio                     1       Various                             Various
5-a         45024        Alexandria Portfolio - Towne Center              9363, 9373, 9393 Town Center Drive  San Diego
5-b         45024        Alexandria Portfolio - Porter                    3165 Porter Drive                   Palo Alto
5-c         45024        Alexandria Portfolio - Nancy Ridge               6138-6150 Nancy Ridge Drive         San Diego
5-d         45024        Alexandria Portfolio - Hartwell                  35 Hartwell Avenue                  Lexington
  7         45471        100 Broadway                             1       100 Broadway (Route 4)              Elmwood Park
 14         45062        Athens Promenade                         1       3660 Atlanta Highway                Athens
 17         45773        Forum Center                             1       150-300 North Hurstbourne Parkway   Louisville
 23         45371        411 Theodore Fremd Avenue                1       411 Theodore Fremd Avenue           Rye
 30         44592        Mission Plaza Shopping Center            1       26905-26953 Mission Boulevard       Hayward
 38         45540        Pleasant Valley Market Place             1       2021-2069 S. Pleasant Valley Road   Winchester
 41         45785        Shoppes of South Semoran                 1       4520 South Semoran Boulevard        Orlando
 43         45628        20-30 Continental Drive                  1       20-30 Continental Drive             Wayne
 84         44410        Regis Square Apartments                  2       1355 N. Jim Miller Road             Dallas
 88         45285        134-136 Wooster Street                   1       134-136 Wooster Street              New York
 91         42614        Shaw's Stratham                          1       100 Shaw's Avenue                   Stratham
101         45310        1226 Sherman Avenue                      2       1226 Sherman Avenue                 Bronx
103         44836        Archworks Building                       1       117-125 North Eighth Street         Philadelphia
116         45306        3041 Holland Avenue                      2       3041 Holland Avenue                 Bronx
122         45307        3031 Holland Avenue                      2       3031 Holland Avenue                 Bronx
153         45052        Staples Missouri                         1       1495 State Highway 248              Branson
163         44873        One Westwood Avenue                      1       One Westwood Avenue                 Westwood
166         45142        CVS - Washington Court House             1       1795 Columbus Avenue                Washington Court House

                                                                P&I MONTHLY DEBT  IO MONTHLY DEBT                   INTEREST
ID    STATE   ZIP CODE  ORIGINAL BALANCE  CUT-OFF DATE BALANCE      SERVICE           SERVICE      MORTGAGE RATE  ACCRUAL BASIS  ID
---  -------  --------  ----------------  --------------------  ----------------  ---------------  -------------  -------------  ---

  1     NY      10013     195,000,000              195,000,000      829,139             NAP          5.03250%     Actual/360       1
1-a     NY      10013     142,000,000              142,000,000                                                                   1-a
1-b     NY      10013      53,000,000               53,000,000                                                                   1-b
  2  Various   Various     96,120,000               96,120,000      450,648             NAP          5.54900%     Actual/360       2
2-a     IN      46825      34,420,000               34,420,000                                                                   2-a
2-b     OH      43016      28,880,000               28,880,000                                                                   2-b
2-c     OH      45238      19,260,000               19,260,000                                                                   2-c
2-d     OH      45246      13,560,000               13,560,000                                                                   2-d
  3     OH     Various     88,260,000               88,260,000      413,797             NAP          5.54900%     Actual/360       3
3-a     OH      43068      55,000,000               55,000,000                                                                   3-a
3-b     OH      45249      18,000,000               18,000,000                                                                   3-b
3-c     OH      45249       8,750,000                8,750,000                                                                   3-c
3-d     OH      45249       6,510,000                6,510,000                                                                   3-d
  4     IL      60195      98,231,280               98,231,280      408,920             NAP          4.99540%       30/360         4
  5  Various   Various     89,580,000               89,377,738      521,826                          5.73350%     Actual/360       5
5-a     CA      92121      39,520,000               39,430,768                                                                   5-a
5-b     CA      94304      23,660,000               23,606,578                                                                   5-b
5-c     CA      92121      13,250,000               13,220,083                                                                   5-c
5-d     MA      02421      13,150,000               13,120,309                                                                   5-d
  7     NJ      07407      34,600,000               34,600,000      161,692         197,128          5.53100%     Actual/360       7
 14     GA      30606      24,000,000               24,000,000      112,744         137,174          5.56000%     Actual/360      14
 17     KY      40222      19,000,000               19,000,000       88,245         107,844          5.49700%     Actual/360      17
 23     NY      10580      16,800,000               16,800,000       80,923          97,518          5.70100%     Actual/360      23
 30     CA      94544      13,500,000               13,500,000       64,320          77,833          5.63900%     Actual/360      30
 38     VA      22601      11,000,000               11,000,000       51,256          62,560          5.51500%     Actual/360      38
 41     FL      32822      10,250,000               10,226,786       59,589                          5.71500%     Actual/360      41
 43     NJ      07470      10,000,000                9,976,208       56,241                          5.41400%     Actual/360      43
 84     TX      75217       5,000,000                5,000,000       22,124          27,570          5.23700%     Actual/360      84
 88     NY      10012       4,900,000                4,888,850       28,396                          5.68600%     Actual/360      88
 91     NH      03885       4,700,000                4,700,000       21,531          26,457          5.42200%     Actual/360      91
101     NY      10456       4,300,000                4,291,001       26,331                          6.19800%     Actual/360     101
103     PA      19107       4,200,000                4,186,033       23,723                          5.45300%     Actual/360     103
116     NY      10467       3,600,000                3,592,466       22,044                          6.19800%     Actual/360     116
122     NY      10467       3,300,000                3,293,094       20,207                          6.19800%     Actual/360     122
153     MO      65616       2,200,000                2,200,000       10,692          13,191          5.75200%     Actual/360     153
163     NJ      07675       1,800,000                1,800,000        8,851          10,584          5.82000%     Actual/360     163
166     OH      43160       1,750,000                1,750,000        8,598             NAP          5.81500%     Actual/360     166

                                                                                                  ORIGINAL      STATED REMAINING
                                                                              MATURITY DATE  TERM TO MATURITY   TERM TO MATURITY
ID   SELLER LOAN NUMBER  PROPERTY NAME                        ARD LOAN (Y/N)     OR ARD        OR ARD (MOS.)      OR ARD (MOS.)
---  ------------------  -----------------------------------  --------------  -------------  -----------------  ----------------

  1         44290        Soho/Tribeca Grand Portfolio         No                   09/01/15                120               114
1-a         44290        Soho Grand
1-b         44290        Tribeca Grand
  2         45588        Investcorp Retail Portfolio 1        No                   02/01/16                120               119
2-a         45588        Coldwater Crossing
2-b         45588        Tuttle Crossing
2-c         45588        Western Hills Marketplace
2-d         45588        Tri County Marketplace
  3         46257        Investcorp Retail Portfolio 2        No                   02/01/16                120               119
3-a         46257        Taylor Square
3-b         46257        Governors Plaza
3-c         46257        Kings Mall II
3-d         46257        Montgomery Crossing
  4         45959        SBC - Hoffman Estates                Yes                  12/01/10                 60                57
  5         45024        Alexandria Portfolio                 No                   01/01/16                120               118
5-a         45024        Alexandria Portfolio - Towne Center
5-b         45024        Alexandria Portfolio - Porter
5-c         45024        Alexandria Portfolio - Nancy Ridge
5-d         45024        Alexandria Portfolio - Hartwell
  7         45471        100 Broadway                         No                   01/01/16                120               118
 14         45062        Athens Promenade                     No                   02/01/16                120               119
 17         45773        Forum Center                         No                   01/01/16                120               118
 23         45371        411 Theodore Fremd Avenue            No                   01/01/16                120               118
 30         44592        Mission Plaza Shopping Center        No                   02/01/16                120               119
 38         45540        Pleasant Valley Market Place         No                   01/01/16                120               118
 41         45785        Shoppes of South Semoran             No                   01/01/16                120               118
 43         45628        20-30 Continental Drive              No                   01/01/16                120               118
 84         44410        Regis Square Apartments              No                   10/01/15                120               115
 88         45285        134-136 Wooster Street               No                   01/01/16                120               118
 91         42614        Shaw's Stratham                      No                   01/01/16                120               118
101         45310        1226 Sherman Avenue                  No                   01/01/11                 60                58
103         44836        Archworks Building                   No                   12/01/15                120               117
116         45306        3041 Holland Avenue                  No                   01/01/11                 60                58
122         45307        3031 Holland Avenue                  No                   01/01/11                 60                58
153         45052        Staples Missouri                     Yes                  01/01/16                120               118
163         44873        One Westwood Avenue                  No                   12/01/15                120               117
166         45142        CVS - Washington Court House         Yes                  12/01/15                120               117

       ORIGINAL      REMAINING                                                                                             SELLER
     AMORTIZATION  AMORTIZATION  CROSSED WITH                                                           OWNERSHIP           LOAN
ID    TERM (MOS.)   TERM (MOS.)  OTHER LOANS   CROSSED LOAN ID  PREPAYMENT PROVISIONS (# OF PAYMENTS)    INTEREST     ID   NUMBER
---  ------------  ------------  ------------  ---------------  -------------------------------------  -------------  ---  ------

  1             0             0                                 LO(49)/Defeasance(70)/Open(1)                 Fee       1  44290
1-a                                                                                                           Fee     1-a  44290
1-b                                                                                                           Fee     1-b  44290
  2             0             0  Crossed A     Crossed A        LO(25)/Defeasance(94)/Open(1)                 Fee       2  45588
2-a                                                                                                           Fee     2-a  45588
2-b                                                                                                           Fee     2-b  45588
2-c                                                                                                           Fee     2-c  45588
2-d                                                                                                           Fee     2-d  45588
  3             0             0  Crossed A     Crossed A        LO(25)/Defeasance(94)/Open(1)                 Fee       3  46257
3-a                                                                                                           Fee     3-a  46257
3-b                                                                                                           Fee     3-b  46257
3-c                                                                                                           Fee     3-c  46257
3-d                                                                                                           Fee     3-d  46257
  4             0             0                                 LO(35)/GRTR1% or YM(23)/Open(2)               Fee       4  45959
  5           360           358                                 LO(26)/GRTR1% or YM(90)/Open(4)             Various     5  45024
5-a                                                                                                           Fee     5-a  45024
5-b                                                                                                        Leasehold  5-b  45024
5-c                                                                                                           Fee     5-c  45024
5-d                                                                                                           Fee     5-d  45024
  7           360           360                                 LO(26)/Defeasance(91)/Open(3)                 Fee       7  45471
 14           360           360                                 LO(25)/Defeasance(94)/Open(1)                 Fee      14  45062
 17           360           360                                 LO(26)/Defeasance(93)/Open(1)                 Fee      17  45773
 23           360           360                                 LO(26)/Defeasance(92)/Open(2)                 Fee      23  45371
 30           360           360                                 LO(25)/Defeasance(94)/Open(1)                 Fee      30  44592
 38           360           360                                 LO(26)/Defeasance(93)/Open(1)                 Fee      38  45540
 41           360           358                                 LO(26)/Defeasance(92)/Open(2)                 Fee      41  45785
 43           360           358                                 LO(26)/Defeasance(93)/Open(1)                 Fee      43  45628
 84           360           360                                 LO(29)/Defeasance(90)/Open(1)                 Fee      84  44410
 88           360           358                                 LO(26)/Defeasance(92)/Open(2)                 Fee      88  45285
 91           360           360                                 LO(26)/Defeasance(92)/Open(2)                 Fee      91  42614
101           360           358                                 LO(26)/GRTR1% or YM(33)/Open(1)               Fee     101  45310
103           360           357                                 LO(47)/Defeasance(72)/Open(1)                 Fee     103  44836
116           360           358                                 LO(26)/GRTR1% or YM(33)/Open(1)               Fee     116  45306
122           360           358                                 LO(26)/GRTR1% or YM(33)/Open(1)               Fee     122  45307
153           336           336                                 YM1(26)/Flex(93)/Open(1)                      Fee     153  45052
163           360           360                                 LO(27)/Defeasance(92)/Open(1)                 Fee     163  44873
166             0             0                                 YM1(27)/Flex(92)/Open(1)                      Fee     166  45142

                                                       ADMINISTRATIVE                 GRACE PERIOD
ID   PROPERTY NAME                        LOAN SELLER    FEE RATE       DUE DATE  (PRIOR TO LATE FEES)  LETTER OF CREDIT
---  -----------------------------------  -----------  ---------------  --------  --------------------  ----------------

  1  Soho/Tribeca Grand Portfolio         BSCMI          0.05180%       1st                          0
1-a  Soho Grand                           BSCMI
1-b  Tribeca Grand                        BSCMI
  2  Investcorp Retail Portfolio 1        BSCMI          0.05180%       1st                          0
2-a  Coldwater Crossing                   BSCMI
2-b  Tuttle Crossing                      BSCMI
2-c  Western Hills Marketplace            BSCMI
2-d  Tri County Marketplace               BSCMI
  3  Investcorp Retail Portfolio 2        BSCMI          0.05180%       1st                          0  1,062,688 (LOC)
3-a  Taylor Square                        BSCMI
3-b  Governors Plaza                      BSCMI
3-c  Kings Mall II                        BSCMI
3-d  Montgomery Crossing                  BSCMI
  4  SBC - Hoffman Estates                BSCMI          0.03180%       1st                          5
  5  Alexandria Portfolio                 BSCMI          0.05180%       1st                          5
5-a  Alexandria Portfolio - Towne Center  BSCMI
5-b  Alexandria Portfolio - Porter        BSCMI
5-c  Alexandria Portfolio - Nancy Ridge   BSCMI
5-d  Alexandria Portfolio - Hartwell      BSCMI
  7  100 Broadway                         BSCMI          0.05180%       1st                          0
 14  Athens Promenade                     BSCMI          0.05180%       1st                          5
 17  Forum Center                         BSCMI          0.05180%       1st                          5
 23  411 Theodore Fremd Avenue            BSCMI          0.05180%       1st                          5
 30  Mission Plaza Shopping Center        BSCMI          0.05180%       1st                          5
 38  Pleasant Valley Market Place         BSCMI          0.05180%       1st                          5
 41  Shoppes of South Semoran             BSCMI          0.05180%       1st                          0
 43  20-30 Continental Drive              BSCMI          0.05180%       1st                          5
 84  Regis Square Apartments              BSCMI          0.05180%       1st                          5
 88  134-136 Wooster Street               BSCMI          0.05180%       1st                          5
 91  Shaw's Stratham                      BSCMI          0.05180%       1st                         10
101  1226 Sherman Avenue                  BSCMI          0.05180%       1st                          5
103  Archworks Building                   BSCMI          0.05180%       1st                          5
116  3041 Holland Avenue                  BSCMI          0.05180%       1st                          5
122  3031 Holland Avenue                  BSCMI          0.05180%       1st                          5
153  Staples Missouri                     BSCMI          0.05180%       1st                          5
163  One Westwood Avenue                  BSCMI          0.05180%       1st                          5
166  CVS - Washington Court House         BSCMI          0.05180%       1st                          5

                                                                                              INITIAL MASTER    INITIAL MASTER
ID       LETTER OF CREDIT DESCRIPTION                      LOAN SPONSOR                          SERVICER     SERVICING FEE RATE
---  -------------------------------------  ------------------------------------------------  --------------  ------------------

  1                                         Hartz Mountain Industries, Inc.                          WFB           0.05050%
1-a                                                                                                  WFB           0.05050%
1-b                                                                                                  WFB           0.05050%
  2                                         Investcorp Properties Limited,
                                            Investcorp International, Inc. and Casto                 WFB           0.05050%
2-a                                                                                                  WFB           0.05050%
2-b                                                                                                  WFB           0.05050%
2-c                                                                                                  WFB           0.05050%
2-d                                                                                                  WFB           0.05050%
  3  Mattress Mart Build Out Reserve (LOC)  Investcorp Properties Limited,
                                            Investcorp International, Inc. and Casto                 WFB           0.05050%
3-a                                                                                                  WFB           0.05050%
3-b                                                                                                  WFB           0.05050%
3-c                                                                                                  WFB           0.05050%
3-d                                                                                                  WFB           0.05050%
  4                                         Inland American Real Estate Trust, Inc.                  WFB           0.03050%
  5                                         Alexandria Real Estate Equities, Inc.                    WFB           0.05050%
5-a                                                                                                  WFB           0.05050%
5-b                                                                                                  WFB           0.05050%
5-c                                                                                                  WFB           0.05050%
5-d                                                                                                  WFB           0.05050%
  7                                         Acadia Realty Limited Partnership                        WFB           0.05050%
 14                                         Michael Bisciotti                                        WFB           0.05050%
 17                                         Rubin Pachulski Properties 36, LLC                       WFB           0.05050%
 23                                         Sylvia Mermel, Bruce Beswick, Frank
                                            Kenny, Sivan Rye, LLC and Willrye Holdings LLC           WFB           0.05050%
 30                                         Gus Tsigaris, Elias Tsigaris and Peter Tsigaris          WFB           0.05050%
 38                                         Estelle Gelman                                           WFB           0.05050%
 41                                         Keith D.Stoltz and Stoltz Real Estate Fund I, LP         WFB           0.05050%
 43                                         Hartz Mountain Industries, Inc.                          WFB           0.05050%
 84                                         Douglas M. Hickok                                        WFB           0.05050%
 88                                         Judith Auchincloss and Julia McFarlane                   WFB           0.05050%
 91                                         Fredric Leopold                                          WFB           0.05050%
101                                         Marilyn Finkelstein and Ilene Morgan                     WFB           0.05050%
103                                         Scott Homel, Paul Rosenberg, Joseph
                                            Greco and James Russell                                  WFB           0.05050%
116                                         Marilyn Finkelstein and Ilene Morgan                     WFB           0.05050%
122                                         Marilyn Finkelstein and Ilene Morgan                     WFB           0.05050%
153                                         David Grieve and James McCullough                        WFB           0.05050%
163                                         Nicholas J. Aynilian and Vahram N. Aynilian              WFB           0.05050%
166                                         David Grieve and Elliott D. Dinner                       WFB           0.05050%

                                   EXHIBIT B-1

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

            The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

            (a)     The Mortgage Loan Seller is a corporation duly organized,
validly existing and in good standing under the laws of the State of New York.

            (b)     The Mortgage Loan Seller's execution and delivery of,
performance under, and compliance with this Agreement, will not violate the
Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan
Seller to perform its obligations under this Agreement.

            (c)     The Mortgage Loan Seller has the full power and authority
to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (d)     This Agreement, assuming due authorization, execution and
delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage
Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (e)     The Mortgage Loan Seller is not in violation of, and its
execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan
Seller's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

            (f)     No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A)
those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (g)     No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit

                                    Ex. B-1-1

the Mortgage Loan Seller from entering into this Agreement or that, in the
Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

            (h)     The transfer of the Mortgage Loans to the Purchaser as
contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

            (i)     The Mortgage Loan Seller is not transferring the Mortgage
Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

            (j)     The Mortgage Loan Seller will be solvent at all relevant
times prior to, and will not be rendered insolvent by, its transfer of the
Mortgage Loans to the Purchaser, as contemplated herein.

            (k)     After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan
Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

            (l)     The Mortgage Loan Seller does not intend to, and does not
believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (m)     No proceedings looking toward liquidation, dissolution or
bankruptcy of the Mortgage Loan Seller are pending or contemplated.

            (n)     The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

            (o)     The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

                                     Ex. C-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

            The Purchaser hereby represents and warrants that, as of the Closing
Date:

                    (a)   The Purchaser is a corporation duly organized, validly
      existing and in good standing under the laws of the State of Delaware.

            (b)     The Purchaser's execution and delivery of, performance
under, and compliance with this Agreement, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this
Agreement.

            (c)     This Agreement, assuming due authorization, execution and
delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (d)     No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the
Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

            (e)     The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (f)     The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

                                    Ex. B-2-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE MORTGAGE LOAN
SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN,
EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE
OF THE MORTGAGE LOAN SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE
UNDERWRITING, ORIGINATION, SERVICING OR SALE OF THE MORTGAGE LOANS REGARDING THE
MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY
INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO
(EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF
OF THE MORTGAGE LOAN SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS
REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED
IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE, AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS
EXIST) SHALL BE DEEMED WITHIN THE MORTGAGE LOAN SELLER'S KNOWLEDGE.

            The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the
Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement and subject to Section 17 of this Agreement:

            SECTION 19. Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing
Agreement) and correct in all material respects as of the date of this
Agreement.

            SECTION 20. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had
good and marketable title to, and was the sole owner of, each Mortgage Loan. The
Mortgage Loan Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by this Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            SECTION 21. Payment Record. As of the Closing Date, the Mortgage
Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been,
30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period. If the Mortgage Loan Seller was the originator of the Mortgage Loan, the Mortgage Loan has not been 60 days or more past due in respect of any Monthly Payment (without giving effect to any applicable grace period) at any time since the date of origination. If the Mortgage Loan Seller was not the originator of the Mortgage Loan, the Mortgage Loan has not, to the
Mortgage Loan Seller's

                                     Ex. C-1

knowledge, been 60 days or more past due in respect of any Monthly Payment
(without giving effect to any applicable grace period) at any time since the date of origination.

            SECTION 22. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions, or a "marked-up" commitment, in each case binding upon the title insurer), none of which (individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer), none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(d) other matters to which like properties are commonly subject, none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan
Seller did not require to be subordinated to the lien of such Mortgage and which do not (individually or in the aggregate) materially interfere with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (f) condominium declarations of record and identified in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer) and (g) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Cross-Collateralized
Group (the foregoing items (a) through (g) being herein referred to as the
"Permitted Encumbrances"). Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments and UCC Financing
Statements, establishes and creates a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable security interest in favor of the holder thereof in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid, binding and, subject to the exceptions

                                     Ex. C-2

set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            SECTION 23. Assignment of Leases and Rents. There exists, to be included in the related Mortgage File as otherwise contemplated by this
Agreement, an Assignment of Leases, either as a separate instrument or as part of the Mortgage, related to and delivered in connection with each Mortgage Loan that establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller), and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the
Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan
(whether as part of the related Mortgage or separately), then the related
Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

            SECTION 24. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            SECTION 25. Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by a third party engineering consultant and included in the Servicing File and which has been the delivered to the initial Controlling Class Representative, the related
Mortgaged Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where: (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance; or
(2) such repairs and maintenance have been completed; or (3) such repairs and maintenance are required to be completed and the amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance does not exceed 5%
of the original principal balance of the related Mortgage Loan). None of the engineering reports referred to in the first sentence of this Paragraph 7 was prepared more than 18 months prior to the Closing Date. As of the date hereof, the Mortgage Loan Seller has no knowledge of any proceeding pending or written notice of any proceeding threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage

                                     Ex. C-3

Loan. To the Mortgage Loan Seller's knowledge (based solely on surveys (if any)
and/or the lender's title policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a
"marked up" commitment) obtained in connection with the origination of each
Mortgage Loan), as of the date of the origination of each Mortgage Loan, (a) all of the improvements on the related Mortgaged Property considered material in determining the appraised value of the Mortgaged Property at origination lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged Property, and (b) no improvements on adjoining properties encroached upon such Mortgaged
Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            SECTION 26. Title Insurance. Each Mortgaged Property securing a
Mortgage Loan is covered by an American Land Title Association lender's title insurance policy or a comparable form of lender's title insurance policy approved for use in the applicable jurisdiction (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to any Permitted
Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Mortgage Loan Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Mortgage
Loan Seller, nor to the Mortgage Loan Seller's knowledge, any other holder of the Mortgage Loan has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the
Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related
Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), the following: (a) access to a public road; and (b) that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related Mortgage.

            SECTION 27. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the
Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged
Property), and there is no obligation for future advances with respect thereto.

            SECTION 28. Mortgage Provisions. The Mortgage Loan Documents for
each Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights

                                     Ex. C-4

and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located).

            SECTION 29. Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the
Mortgage Loan Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            SECTION 30. Environmental Conditions. Except in the case of the
Mortgage Loans identified on Schedule C to this Agreement as Property Condition or Engineering Report Loans, where the environmental assessment with respect to lead based paint, asbestos containing materials, and radon gas was included in the Property Condition or Engineering Report, with respect to each Mortgaged
Property (a) an environmental site assessment or an environmental site assessment update (each, an "Environmental Assessment") was performed by an independent third party environmental consultant with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) a report of each such Environmental Assessment or, in the case of a Property Condition or Engineering Report Loan, the applicable Property
Condition or Engineering Report, if any (each, an "Environmental Report"), is dated no earlier than twelve (12) months prior to the Closing Date and has been delivered to the Purchaser, and (c) either (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property and the same has not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party or parties not related to the related Borrower was identified as a responsible party for such condition or circumstance, (B)
the related Borrower was required to provide additional security in an amount reasonably estimated by the Mortgage Loan Seller to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Mortgage Loan Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated by the Mortgage Loan Seller to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or

                                     Ex. C-5

conditions as have been required by the applicable governmental regulatory authority or recommended by the environmental site assessment, (H) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower and/or the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the Mortgage Loan Seller's sole discretion, an appropriate net worth, or the financial ability to pay or perform all of its obligations under such guaranty or indemnity, in light of such material violation of applicable environmental laws with respect to such known circumstances or conditions relating to the related Mortgaged Property. To the
Mortgage Loan Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Mortgage Loan Seller in connection with the issuance of any related environmental insurance policy, if applicable, that render such
Mortgaged Property in material violation of any applicable environmental laws.
For the Mortgaged Properties identified on Schedule C (Representation 12) to this Agreement, the Mortgage Loan Seller required the related Borrower to deliver, or the Mortgage Loan Seller itself obtained, a secured creditor impaired property insurance policy naming the Mortgage Loan Seller and its successors and/or assigns as a loss payee (a "Secured Creditor Policy") or a pollution legal liability policy naming the Mortgage Loan Seller and its successors and/or assigns as an additional insured (a "PLL Policy"; a Secured
Creditor Policy or a PLL Policy, an "Environmental Policy") (provided that a
Mortgaged Property will not be identified on Schedule C (Representation 12) to this Agreement unless the applicable Environmental Policy was obtained to specifically address an environmental concern or in lieu of obtaining a Phase I environmental assessment or conducting additional environmental testing); such
Environmental Policy has been issued by an insurer with a claims paying ability rating or a financial strength rating, as applicable, of no less than "AA" by each of S&P and Fitch; such Environmental Policy is in full force and effect and all premiums required to be paid in connection with the issuance of such
Environmental Policy have been so paid; and either such Environmental Policy, by its terms, inures to the benefit of the holder of the related Mortgage Loan or, subject to the Seller's compliance with this Agreement, such Environmental
Policy will be assigned to the Trustee within a reasonable period of time following the Closing Date. All Environmental Reports that were in the possession of the Mortgage Loan Seller and that relate to a Mortgaged Property identified on Schedule C (Representation 12) to this Agreement have been delivered to or disclosed to the environmental insurance carrier issuing the related Environmental Policy prior to the issuance of such Environmental Policy.
Each Environmental Policy covering a Mortgaged Property identified on Schedule C
(Representation 12) to this Agreement that constitutes a Secured Creditor Policy is in an amount either (1) at least equal to 125% of the outstanding principal balance of the related Mortgage Loan or (2) equal to the lesser of cleanup costs and the outstanding principal balance of the related Mortgage Loan and, in either case, such policy has a term ending no sooner than the date which is five years after the Stated Maturity Date (or, in the case of an ARD Loan, the
Anticipated Repayment Date) of the Mortgage Loan to which it relates and either
(x) does not provide for a deductible or (y) provides for a deductible and the amount of that deductible is held in escrow. Each Environmental Policy covering a Mortgaged Property identified on Schedule C (Representation 12) to this
Agreement that constitutes a PLL Policy (1) has a term that is co-terminous with the

                                     Ex. C-6

Stated Maturity Date (or, in the case of an ARD Loan, the Anticipated Repayment
Date) of the related Mortgage Loan, (2) provides for a deductible in an amount reasonably acceptable to the Mortgage Loan Seller and (3) is in an amount reasonably acceptable to the Mortgage Loan Seller. The Mortgage for each
Mortgage Loan encumbering the related Mortgaged Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            SECTION 31. Loan Document Status. Each Mortgage Note, Mortgage and
other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other loan documents, including, without limitation, any such valid offset, defense, counter claim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

            SECTION 32. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each
Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and
100% of the replacement cost of the improvements located on the related
Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(18 months for Mortgage Loans above $35 million) (or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than twelve (12) months (18 months for Mortgage Loans above $35 million) of rental income). Set forth on Schedule C (Representation 14) to this Agreement is a list of those Mortgaged Properties as to which a tenant having a net worth of at least $50,000,000 or an investment grade rating provided self-insurance, as contemplated by the second preceding sentence, as of the date of origination of the subject Mortgage Loan. All such hazard insurance policies described above contain a standard mortgagee clause for the benefit of the holder of the related
Mortgage, its successors and assigns, as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee

                                     Ex. C-7

in the case of property insurance policies, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender, the
Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged
Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the Borrower maintain insurance as described above or permits the mortgagee to require insurance or self-insurance as described above, and permits the mortgagee to purchase such insurance at the
Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the
Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Borrower is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

            SECTION 33. Taxes and Assessments. To the Mortgage Loan Seller's
knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related
Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            SECTION 34. Borrower Bankruptcy. To the Mortgage Loan Seller's
knowledge, no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, none of (x) the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the
Mortgage Loan, (y) any tenant with respect to more than 75% of the net rentable area at the related Mortgaged Property that is an Affiliate of the Borrower or
(z) the sole tenant at the Mortgaged Property (in the case of this clause (z), if substantially all of the Mortgaged Property is leased to a single tenant and the tenant was the owner of the Mortgaged Property immediately prior to the origination of the Mortgage Loan) was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            SECTION 35. Local Law Compliance. To the Mortgage Loan Seller's
knowledge, based upon any of a letter from governmental authorities, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy, or based

                                     Ex. C-8

on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located
(including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage
Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the Mortgaged Property as of the date of the origination of such Mortgage Loan). As of the date of origination, with respect to each legal non-conforming use or structure, the originator determined (based on either (x) any of a review of the applicable zoning law, a letter from a governmental authority, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy or a combination of the foregoing or (y) due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located) that if a casualty occurred at that time, the Mortgaged Property could have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback has been established and the Borrower is required to take steps necessary to cause the Mortgaged Property to become a conforming use or structure.

            SECTION 36. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (a)     Such Ground Lease or a memorandum thereof has been submitted for recording; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

            (b)     The related lessee's leasehold interest in the portion of
the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related
Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (c)     The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld; provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid). If required by such Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such
Ground Lease;

                                     Ex. C-9

            (d)     The related ground lessor has agreed to provide the holder of the Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged
Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground Lease;

            (e)     In connection with the origination of such Mortgage Loan,
the related ground lessor provided an estoppel to the originator confirming that the related Borrower was not then in default under such Ground Lease; such
Ground Lease provides that no notice of termination given under such Ground
Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee; the Mortgage Loan Seller has not received any written notice of default under or termination of such Ground Lease; to the
Mortgage Loan Seller's knowledge, there is no material default under such Ground
Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease; and, to the Mortgage Loan Seller's knowledge, such Ground Lease is in full force and effect as of the Closing Date;

            (f)     Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated
maturity of the related Mortgage Loan, or 10 years if such Mortgage Loan fully or substantially amortizes by the stated maturity;

            (g)     Such Ground Lease requires the lessor to enter into a new
lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related
Borrower, unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

            (h)     Under the terms of such Ground Lease and the related
Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i)     Such Ground Lease does not impose any restrictions on
subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender on a similar mortgaged property in the lending area where the Mortgaged Property is located at the time of the origination of such
Mortgage Loan; and

            (j)     Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns, provided that such mortgagee has

                                    Ex. C-10

provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease.

            SECTION 37. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(f)(2)).

            SECTION 38. Advancement of Funds. In the case of each Mortgage Loan, neither the Mortgage Loan Seller nor, to the Mortgage Loan Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            SECTION 39. No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            SECTION 40. Legal Proceedings. To the Mortgage Loan Seller's
knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the principal benefit of the security intended to be provided by the Mortgage Loan
Documents, the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or the current principal use of the Mortgaged Property.

            SECTION 41. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or other underwriting criteria specified therein. To the Mortgage Loan
Seller's knowledge, except for cases involving Cross-Collateralized Mortgage
Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. Each of the

                                    Ex. C-11

related Mortgage Loan Documents requires the Borrower to pay all reasonable costs and expenses related to obtaining consent to an encumbrance.

            SECTION 42.   No Mechanics' Liens. As of the date of origination
and, to the Mortgage Loan Seller's knowledge, as of the Closing Date, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and, to the Mortgage Loan
Seller's knowledge, no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            SECTION 43. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            SECTION 44. Licenses and Permits. To the Mortgage Loan Seller's
knowledge, as of the date of origination of each Mortgage Loan, and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Mortgage Loan Seller has no written notice that the related Borrower was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued.

            SECTION 45. Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool.

            SECTION 46. Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of U.S. "government securities" within the meaning of Treasury
Regulations Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are
Cross-Collateralized Mortgage Loans and the other individual Mortgage Loans secured by multiple parcels may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements, (ii) the payment of a release price and, if so provided in the related Mortgage Loan Documents, prepayment consideration in connection therewith or (iii) the substitution of real property collateral; and
provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in underwriting the Mortgage Loan. With respect to any full or partial release or substitution of collateral, as contemplated by

                                    Ex. C-12

the provisos to the immediately preceding sentence, either: (a) such release or substitution of collateral (i) would not constitute a "significant modification"
of the subject Mortgage Loan within the meaning of Treasury Regulations Section
1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code;
or (b) the mortgagee or servicer can, in accordance with the related Mortgage
Loan Documents, condition such release or substitution of collateral on the related Borrower's delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (a).

            SECTION 47. Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1)
permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities"
within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an
amount sufficient to make all scheduled payments under the Mortgage Note and (3)
has been transferred by the Mortgage Loan Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such
Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC as defined in the REMIC Provisions (the "Legal Opinion"). The related
Mortgage Loan Documents enable the lender to charge the Borrower for the expenses associated with permitting a defeasance and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies to the effect that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

            SECTION 48. Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            SECTION 49. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the
12 month period prior to the related origination date.

            SECTION 50. No Material Default. To the Mortgage Loan Seller's
knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and no
event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C.
Neither the Mortgage Loan Seller nor any servicer

                                    Ex. C-13

on behalf of the Mortgage Loan Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the
Mortgage Loan.

            SECTION 51. Due-on-Sale. Except for transfers to specific parties that are identified and pre-approved in the Mortgage Loan Documents and except with respect to certain transfers by reason of family and estate planning and/or a substitution or release of collateral within the parameters of Paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan Documents, the property subject to the Mortgage or any material portion thereof, or any controlling interest in the Borrower is directly or indirectly transferred, sold or pledged; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

            SECTION 52. Single Purpose Entity. The Borrower on each Mortgage
Loan with a Cut-off Date Principal Balance of $10,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

            SECTION 53. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            SECTION 54. Security Interests in Hospitality Properties. If any
Mortgaged Property securing a Mortgage Loan is operated as a hospitality property then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged
Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph 13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related
Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing

                                    Ex. C-14

statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial
Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Mortgage Loan Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

            SECTION 55. Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            SECTION 56. [RESERVED]

            SECTION 57. [RESERVED]

            SECTION 58. Recourse. The related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, or a natural person, for damages sustained in connection with the Borrower's fraud, material misrepresentation or misappropriation or misapplication of rents, insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

            SECTION 59. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the
Purchaser.

            SECTION 60. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            SECTION 61. Escrows. All escrow deposits (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Mortgage Loan Seller or its agents
(which shall include the applicable Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

                                    Ex. C-15

            SECTION 62. Operating Statements. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and annually and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases the Mortgage Loan
Documents require the Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually), and such other information as may be required therein.

            SECTION 63. Appraisals. An appraisal of the related Mortgaged
Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation.

            SECTION 64. No Capital Contributions. The Mortgage Loan Seller has
no obligation to make any capital contributions to the related Borrower under the Mortgage Loan.

            SECTION 65. Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

            SECTION 66. Access Routes. Based solely on surveys, title insurance reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents included in the Mortgage File, at the time of origination of the Mortgage Loan, the Mortgaged Property had access to a public road.

            SECTION 67. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged
Property is a part.

            SECTION 68. Loan Servicing. The servicing practices used with respect to each Mortgage Loan have been in all material respects legal, proper, and prudent.

            SECTION 69. Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage.
With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the

                                    Ex. C-16

Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule C to this Agreement.

                                    Ex. C-17

                                   SCHEDULE C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                  Exceptions to Representations and Warranties

-------------------------------------------------------------------------------------------------------------
REP NO.                            LOAN NO.      LOAN NAME                 EXPLANATION
-------------------------------------------------------------------------------------------------------------

Lien; Valid Assignment             44929         SBC - Hoffmann Estates    The related Mortgagor has
                                                                           incurred additional mortgage
                                                                           indebtedness, which is
                                                                           pari-passu with the SBC -
                                                                           Hoffman Estates Loan. The
                                                                           pari-passu portion of the Loan
                                                                           is securitized in MSCI
                                                                           2006-TOP21.

-------------------------------------------------------------------------------------------------------------

Environmental Conditions           45785         Shops at South Semoran    To mitigate the potential of
                                                                           environmental liability, in lieu
                                                                           of an environmental
                                                                           indemnification by the borrower,
                                                                           the Borrower has obtained a
                                                                           Pollution Limited Liability
                                                                           (PLL) environmental insurance
                                                                           policy which has coverage for
                                                                           the loan term. Bear Stearns
                                                                           Commercial Mortgage, Inc. and
                                                                           its successors and assign is
                                                                           named as an "additional
                                                                           insured". This Pollution Limited
                                                                           Liability environmental
                                                                           insurance policy covers the
                                                                           Borrower's environmental
                                                                           exposures relating to the
                                                                           property. The limit of liability
                                                                           each loss is $10,000,000, total
                                                                           of all losses $10,000,000 with a
                                                                           deductible of $50,000. The PLL
                                                                           Policy will remain in effect for
                                                                           the term of the loan.

                                   44592         Mission Plaza Shopping    A Phase II Dry Cleaning Facility
                                                 Center                    Environmental Screening is
                                                                           recommended to address areas of
                                                                           environmental uncertainty
                                                                           regarding the past and current
                                                                           dry cleaning tenant. In lieu of
                                                                           the Phase II, the Bear Stearns
                                                                           Commercial Mortgage, Inc. Credit
                                                                           Committee carefully measured
                                                                           this environmental
-------------------------------------------------------------------------------------------------------------

                                    Sch. C-1

-------------------------------------------------------------------------------------------------------------

                                                                           uncertainty with the overall
                                                                           strength of the borrower,
                                                                           property, and loan structure.
                                                                           Based on the borrower's
                                                                           estimated net worth of
                                                                           approximately $52 million and
                                                                           loan structure (57.5% LTV and
                                                                           1.60x debt coverage ratio), the
                                                                           credit committee agreed that the
                                                                           Borrower has the financial
                                                                           ability to perform or pay all of
                                                                           its obligations with respect to
                                                                           any potential environmental
                                                                           circumstances or conditions that
                                                                           could arise relating to the
                                                                           Mission Plaza Property.

-------------------------------------------------------------------------------------------------------------

Insurance                          42614         Shaw's Stratham           The related Mortgagor does not
                                                                           maintain property insurance,
                                                                           collateral is land only.

-------------------------------------------------------------------------------------------------------------

Other Mortgage Liens               44929         SBC - Hoffmann Estates    The Mortgaged Property secures a
                                                                           $200,472,000 Note that is
                                                                           divided into two pari-passu
                                                                           pieces, one of which is this
                                   45773         Forum Center              Loan in the amount of
                                                                           $98,231,280.

                                                                           The owner of 100% of the related
                                   45588 and     Casto Retail Portfolios   Mortgagor has incurred mezzanine
                                   45628         1 and 2                   debt in the amount of $924,800.

                                                                           The Casto Retail Portfolio 1 and
                                                                           Casto Retail Portfolio 2 Loans
                                                                           are crossed and for most
                                                                           purposes are treated as a single
                                                                           loan.

-------------------------------------------------------------------------------------------------------------

Releases/Substitution of           44190         Key Auto Portfolio        The Loan provides for the
Mortgaged Property                                                         release of one or more
                                                                           properties upon payment of a
                                                                           premium specified in the Loan
                                                                           Documents of the allocated loan
                                                                           amount with yield maintenance
                                                                           and achieving a 1.45x DSCR and
                                                                           70% LTV.

                                   42614         Shaw's Stratham           The Loan provides for the
                                                                           release of an outparcel.

-------------------------------------------------------------------------------------------------------------

                                     Ex. C-2

-------------------------------------------------------------------------------------------------------------

                                   44290         Soho/Tribecca Grand       The Loan provides for release of
                                                 Portfolio                 an individual property and
                                                                           partial defeasance of allocated
                                                                           loan amount with a premium.
                                                                           Among other things, the release
                                                                           shall not be permitted if the
                                                                           DSCR for the unreleased property
                                                                           is less than 1.20x or the LTV is
                                                                           greater than 60%.

                                   45588 and     Casto Retail Portfolios   The Loan provides for release of
                                   46257         1 and 2                   an individual property and
                                                                           partial defeasance of allocated
                                                                           loan amount with a premium.
                                                                           Among other things, the release
                                                                           shall not be permitted if the
                                                                           DSCR or LTV have not achieved
                                                                           thresholds in the Loan
                                                                           documents.

-------------------------------------------------------------------------------------------------------------
33                                 45773         Forum Center              Principal of related Mortgagor
Due on Sale                                                                pledges 100% of the equity in
                                                                           related Mortgagor to secure a
                                                                           mezzanine loan.

                                   45773         Forum Center              Tenant in Common deal.

                                   45371         411 Theodore Fremd        Tenant in Common deal.
                                                 Avenue

                                   44836         Archworks Building        Tenant in Common deal.

-------------------------------------------------------------------------------------------------------------

Whole Loan                         44929         SBC - Hoffmann Estates    The related Mortgagor has
                                                                           incurred additional mortgage
                                                                           indebtedness, which is
                                                                           pari-passu with the SBC Hoffman
                                                                           Estates Loan. The pari-passu
                                                                           portion of the Loan was
                                                                           securitized.

-------------------------------------------------------------------------------------------------------------

                                     Ex. C-3

      List of Mortgage Loans Subject to Secured Creditor Impaired Property
Policies [OR PLL POLICIES]

---------------------------------------------------------------------------
LOAN NO.            LOAN NAME
--------            ---------
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                                     Ex. C-4

                                   EXHIBIT D-1

                     FORM OF CERTIFICATE OF THE SECRETARY OR
               AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

                    Executed certificate attached at Tab 35.

                                    Ex. D-1-1

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                       CERTIFICATE OF MORTGAGE LOAN SELLER

            In connection with the execution and delivery by Bear Stearns
Commercial Mortgage, Inc. ("BSCMI") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase and Sale
Agreement dated as of March 8, 2006 (the "Mortgage Loan Purchase Agreement")
among BSCMI as seller and Bear Stearns Commercial Mortgage Securities II Inc. as
purchaser (the "Purchaser"), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of BSCMI in or made pursuant to Section 4(a) of the Mortgage Loan
Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) BSCMI has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase
Agreement to be performed or satisfied at or prior to the date hereof, and (iii)
since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the
Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of BSCMI. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                  Certified this 21st day of March, 2006.

                                  BEAR STEARNS COMMERCIAL
                                     MORTGAGE, INC.

                                  By:
                                     _______________________________________
                                     Name:
                                     Title:

                                    Ex. D-2-1

                                  EXHIBIT D-3A

                    FORM OF OPINION PURSUANT TO SECTION 7(VI)

                      Executed opinion attached at Tab 76.

                                   Ex. D-3A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION PURSUANT TO SECTION 7(VII)

                      Executed opinion attached at Tab 70.

                                   Ex. D-3B-1

                                  EXHIBIT D-3C

                   FORM OF OPINION PURSUANT TO SECTION 7(VIII)

                      Executed opinion attached at Tab 73.

                                   Ex. D-3C-1